                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
              EXCHANGE ACT OF 1934 (AMENDMENT NO.               )

   Filed by the Registrant [x]
   Filed by a Party other than the Registrant [ ]
   Check the appropriate box:
   [x] Preliminary Proxy Statement                          [ ] Confidential, For Use of the Com-
                                                                mission Only (as permitted by
                                                                Rule 14a-6(e) (2))

   [ ] Definitive Proxy Statement
   [ ] Definitive Additional Materials
   [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Tractor Supply Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):
   [x] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and
0-11.
   (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
   (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
   (5) Total fee paid:

--------------------------------------------------------------------------------
   [ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
   (1) Amount previously paid:

--------------------------------------------------------------------------------
   (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
   (3) Filing Party:

--------------------------------------------------------------------------------
   (4) Date Filed:

--------------------------------------------------------------------------------

                        [TRACTOR SUPPLY CO. (R) LOGO]


                           TRACTOR SUPPLY COMPANY
                           320 PLUS PARK BOULEVARD
                         NASHVILLE, TENNESSEE  37217


To Our Stockholders:

         On behalf of the Board of Directors, it is our pleasure to invite you to attend the 1997 Annual Meeting of Stockholders of Tractor Supply Company.

         As shown in the formal notice enclosed, the meeting will be held on Thursday, April 24, 1997, at 10:00 a.m. (central standard time) at our corporate headquarters in Nashville, Tennessee. The purpose of this year's meeting is to elect three Class III Directors for a term of three years, to approve the Company's 1996 Associate Stock Purchase Plan, to approve an amendment to the Company's 1994 Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder, to approve an amendment to the Company's Restated Certificate of Incorporation, as amended, to increase the authorized number of shares of common stock, to ratify the reappointment of Price Waterhouse LLP as the Company's independent certified public accountants for fiscal 1997, and to transact such other business as may properly come before the meeting. The meeting will include a report on Tractor Supply Company's activities for the fiscal year ended December 28, 1996 and there will be an opportunity for comments and questions from stockholders.

         Whether or not you plan to attend the meeting, it is important that you be represented and that your shares be voted. Accordingly, after reviewing the Proxy Statement, we ask you to complete, sign and date the proxy card and return it as soon as possible in the postage-paid envelope provided. Early return of your proxy will permit us to avoid the expense of soliciting the votes of stockholders who are late sending in their proxy cards.

                                         Sincerely,



             Joseph H. Scarlett, Jr.                     Gerald E. Newkirk
             Chairman of the Board                       President and
             and Chief Executive Officer                 Chief Operating Officer



March 21, 1997

                           TRACTOR SUPPLY COMPANY
                           320 PLUS PARK BOULEVARD
                         NASHVILLE, TENNESSEE  37217
                               (615) 366-4600


                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD APRIL 24, 1997


         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of Tractor Supply Company, a Delaware corporation (the "Company"), will be held at the Company's management headquarters, 320 Plus Park Boulevard, Nashville, Tennessee, on Thursday, April 24, 1997, at 10:00 a.m. (central standard time) (the "Annual Meeting") for the following purposes:

         1. To elect three Class III Directors for three-year terms ending at the 2000 Annual Meeting of Stockholders;
         2.      To approve the Company's 1996 Associate Stock Purchase Plan;
         3. To approve an amendment to the Company's 1994 Stock Option Plan to increase the number of shares of common stock, par value $.008 per share (the "Common Stock"), reserved for issuance thereunder from 250,000 to 1,000,000;
         4. To approve an amendment to the Company's Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 9,500,000 to 100,000,000;
         5. To ratify the reappointment of Price Waterhouse LLP as independent certified public accountants for the fiscal year ending December 27, 1997; and
         6. To transact such other business as may properly come before the meeting and any continuations and adjournments thereof.

         The Board of Directors has fixed the close of business on March 12, 1997 as the record date for determining the holders of the Common Stock of the Company entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

         The Common Stock of the Company should be represented as fully as possible at the Annual Meeting. Therefore, please sign and return the enclosed proxy at your earliest convenience. You may, of course, revoke your proxy at any time before it is voted at the meeting. However, signing and returning the proxy will assure your representation at the Annual Meeting if you do not attend.

                                         By Order of the Board of Directors



                                         Michael J. Kincaid
                                         Vice President-Controller and Secretary

Nashville, Tennessee
March 21, 1997




--------------------------------------------------------------------------------
                YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE, SIGN,
                          DATE AND RETURN YOUR PROXY.
--------------------------------------------------------------------------------

                           TRACTOR SUPPLY COMPANY
                           320 PLUS PARK BOULEVARD
                         NASHVILLE, TENNESSEE  37217
                               (615) 366-4600

                               PROXY STATEMENT

                       ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD APRIL 24, 1997

                     INTRODUCTION AND VOTING PROCEDURES


         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Tractor Supply Company, a Delaware corporation (the "Company"), for use at the 1997 Annual Meeting of Stockholders of the Company to be held at the Company's management headquarters, 320 Plus Park Boulevard, Nashville, Tennessee, on Thursday, April 24, 1997, at 10:00 a.m. (central standard time) and at any continuations and adjournments thereof (the "Annual Meeting"). This Proxy Statement is first being mailed on or about March 21, 1997 to holders of record of the common stock, par value $.008 per share, of the Company (the "Common Stock") at the close of business on March 12, 1997.

         The shares of Common Stock held by each stockholder who signs and returns the enclosed proxy will be counted for purposes of determining the presence of a quorum at the meeting unless such proxy shall be timely revoked. If the enclosed form of proxy is executed and returned, it may, nevertheless, be revoked at any time before it is voted by delivery of a written revocation or a duly executed proxy bearing a later date to the Secretary of the Company at its management headquarters or by the stockholder personally attending and voting his or her shares at the meeting.

         The Board has fixed the close of business on March 12, 1997 as the record date (the "record date") for the meeting. Only stockholders of record at the close of business on March 12, 1997 are entitled to notice of and to vote at the Annual Meeting. At the close of business on March 12, 1997, there
were [              ] shares of Common Stock outstanding and entitled to vote
at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote on each matter to be considered at the Annual Meeting. A quorum (i.e., holders of record of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting) is required for any vote taken at the Annual Meeting. Assuming a quorum is present with respect to such matters, the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy is required for the election of directors, the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock as of the record date is required for the approval of the amendment to the Company's Restated Certificate of Incorporation, as amended, to increase the number of shares of authorized Common Stock, and the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy is required for the approval of any other matter submitted to a vote of the stockholders at the Annual Meeting. Under Delaware law, abstentions are treated as present and entitled to vote and, therefore, will be counted in determining whether a quorum is present and will have the effect of a vote withheld on the election of directors or a vote against any other matter. A broker non-voted share (i.e., a share held by a broker or nominee as to which instructions have not been received from the beneficial owner or person entitled to vote and as to which the broker or nominee does not have discretionary power to vote on a particular matter) is considered not entitled to vote on that matter and, therefore, will not be counted in determining whether a quorum is present or whether a matter has been approved.

         The Annual Report to Stockholders of the Company for the fiscal year ended December 28, 1996, including audited financial statements (the "Annual Report"), is being mailed concurrently with this Proxy Statement to all holders of record of Common Stock at the close of business on March 12, 1997. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at Company expense, with additional copies of the Annual Report so that such record holders could supply such material to beneficial owners as of March 12, 1997. Additional copies of the Annual Report and the Company's Annual Report on Form 10-K for the fiscal year ended December 28, 1996 to be filed with the Securities and Exchange Commission (the "Form 10-K") (but without exhibits to the Form 10-K) may be obtained without charge upon request to the Company's investor relations firm, Corporate Communications, Inc., 523 Third Avenue South, Nashville, Tennessee 37210. See "Availability of Form 10-K and Annual Report to Stockholders."

         EACH PROPERLY EXECUTED PROXY RECEIVED IN TIME FOR THE MEETING WILL BE VOTED AS SPECIFIED THEREIN. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED THEREBY WILL BE VOTED FOR THE ELECTION OF JOSEPH H. SCARLETT, JR., GERALD E. NEWKIRK AND S.P. BRAUD AS CLASS III DIRECTORS, FOR THE APPROVAL OF THE COMPANY'S 1996 ASSOCIATE STOCK PURCHASE PLAN, FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1994 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER, FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND FOR RATIFICATION OF THE REAPPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 27, 1997.

                       ELECTION OF CLASS III DIRECTORS
                     AND INFORMATION REGARDING DIRECTORS

ELECTION OF CLASS III DIRECTORS

         Pursuant to the Company's Restated Certificate of Incorporation, as amended, the Board is divided into three classes designated as Class I, Class II and Class III, respectively. At the Annual Meeting the current terms of the Class III directors will expire. The Board has nominated the three incumbent Class III directors, Joseph H. Scarlett, Jr., Gerald E. Newkirk, and S.P. Braud, for election as Class III directors for a three-year term expiring at the 2000 Annual Meeting of Stockholders. The following table sets forth certain information concerning the three nominees for election as Class III directors.

                                                    DIRECTOR          POSITIONS WITH COMPANY, DIRECTORSHIPS AND
              NAME AND AGE                           SINCE             BUSINESS EXPERIENCE FOR LAST FIVE YEARS
---------------------------------------------       -------        ----------------------------------------------
 Joseph H. Scarlett, Jr., 53 ................        1982          Chairman and Chief Executive Officer of the
                                                                   Company since February 1993 after having
                                                                   served as President and Chief Operating
                                                                   Officer of the Company since 1987.  Between
                                                                   1979 and 1987, served as Vice President -
                                                                   Personnel, Senior Vice President -
                                                                   Administration and Executive Vice President -
                                                                   Operations of the Company.  Prior to 1979,
                                                                   held operational positions, including
                                                                   District Supervisor and Personnel Director,
                                                                   with Two Guys Discount Stores in New Jersey
                                                                   over a 15 year period.  Member of the
                                                                   International Mass Retail Association Board.

                                                    DIRECTOR          POSITIONS WITH COMPANY, DIRECTORSHIPS AND
              NAME AND AGE                           SINCE             BUSINESS EXPERIENCE FOR LAST FIVE YEARS
---------------------------------------------       -------        ----------------------------------------------
 Gerald E. Newkirk, 50 ......................        1985          President and Chief Operating Officer of the
                                                                   Company since February 1993 after having
                                                                   served as Executive Vice President of the
                                                                   Company in charge of Operations and
                                                                   Merchandising since 1987 and as Vice
                                                                   President of the Company in charge of
                                                                   Merchandising from 1981 to 1987.  From 1979
                                                                   to 1981, was involved with store operations,
                                                                   first as a District Manager and subsequently
                                                                   as a Regional Vice President of the Company.
                                                                   Prior to 1979, was a District Manager for
                                                                   Grossman's Lumber.  Member of the National
                                                                   FFA Foundation Sponsor Board.


 S.P. Braud, 66 .............................        1993          President and director of Braud Design/Build
                                                                   Inc., a residential construction company
                                                                   located in Ponte Vedra Beach, Florida, since
                                                                   October 1992.  Previously served as a Vice
                                                                   President and the Treasurer and Chief
                                                                   Financial Officer of Service Merchandise
                                                                   Company, Inc. from 1986 to 1993, a Vice
                                                                   President and the Controller of the Retail
                                                                   Group of General Mills from 1982 to 1986, the
                                                                   Chief Financial Officer of the Specialty
                                                                   Retailing Group of W.R. Grace & Company and
                                                                   the Senior Vice President of Operations of
                                                                   Shepler's Western Wear (a subsidiary of W.R.
                                                                   Grace & Company) from 1977 to 1982, the
                                                                   Senior Vice President of Finance and
                                                                   Administration for White Stores from 1975 to
                                                                   1977 and the Controller of the North Central
                                                                   Region of Montgomery Ward from 1972 to 1975.


         If any nominee becomes unwilling or unable to serve, which is not expected, the proxies will be voted for a substitute person designated by the Board.

---------------

         THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE PROPOSAL TO ELECT JOSEPH H. SCARLETT, JR., GERALD E. NEWKIRK AND S.P. BRAUD AS CLASS III DIRECTORS OF THE COMPANY TO HOLD OFFICE UNTIL THE 2000 ANNUAL MEETING OF STOCKHOLDERS.

INFORMATION CONCERNING CLASS I DIRECTOR

         The following table sets forth certain information concerning the Class I director of the Company, whose term expires at the 1998 Annual Meeting of Stockholders.

                                                    DIRECTOR          POSITIONS WITH COMPANY, DIRECTORSHIPS AND
              NAME AND AGE                           SINCE             BUSINESS EXPERIENCE FOR LAST FIVE YEARS
---------------------------------------------       -------        ----------------------------------------------
 Thomas O. Flood, 50 ........................        1985          Senior Vice President of Administration and
                                                                   Finance, Treasurer and Chief Financial
                                                                   Officer of the Company since January 1996,
                                                                   after having served as Vice President of
                                                                   Administration and Finance of the Company
                                                                   since 1984 and Chief  Financial Officer and
                                                                   Treasurer since June 1993.  Previously served
                                                                   as Vice President of Finance of the Company
                                                                   from 1982 to 1984, as Controller from 1981 to
                                                                   1982 and in various financial and management
                                                                   information systems capacities between 1969
                                                                   and 1981.

INFORMATION CONCERNING CLASS II DIRECTORS

         The following table sets forth certain information concerning the Class II directors of the Company, whose terms expire at the 1999 Annual Meeting of Stockholders.


                                                    DIRECTOR          POSITIONS WITH COMPANY, DIRECTORSHIPS AND
              NAME AND AGE                           SINCE             BUSINESS EXPERIENCE FOR LAST FIVE YEARS
---------------------------------------------       -------        ----------------------------------------------
 Thomas J. Hennesy, III, 67 .................        1982          Retired as Vice Chairman of the Company in
                                                                   June 1995, after having served as Vice
                                                                   Chairman of the Company since February 1993,
                                                                   Chairman and Chief Executive Officer of the
                                                                   Company from 1982 to February 1993 and
                                                                   President of the Company from 1982 to 1987.
                                                                   Previously served as President of several
                                                                   subsidiaries of, and as Vice President -
                                                                   Operations of, Fuqua Industries, Inc. from
                                                                   1974 to 1982.


                                                    DIRECTOR          POSITIONS WITH COMPANY, DIRECTORSHIPS AND
              NAME AND AGE                           SINCE             BUSINESS EXPERIENCE FOR LAST FIVE YEARS
---------------------------------------------       -------        ----------------------------------------------
 Joseph D. Maxwell, 58  .....................        1985          Retired as Vice President of Marketing of the
                                                                   Company in June 1996, after having served as
                                                                   Vice President of Marketing of the Company
                                                                   since 1984.  Previously served in various
                                                                   capacities with the Company from 1980 to
                                                                   1984.  From 1967 to 1980, was employed by
                                                                   Hallmark Auto Centres, Ltd., a retail
                                                                   subsidiary of Goodyear Canada, last serving
                                                                   as Chief Operating Officer for five years.



 Joseph M. Rodgers, 63 ......................        1995          Chairman of The JMR Group, an investment
                                                                   company located in Nashville, Tennessee,
                                                                   since 1984.  Previously served as the United
                                                                   States Ambassador to France from 1985 until
                                                                   1989.  Other directorships: AMR Corporation /
                                                                   American Airlines, Inc., Fort Worth, Texas,
                                                                   since 1989; Gaylord Entertainment Company,
                                                                   Nashville, Tennessee, since 1991; Gryphon
                                                                   Holdings Inc., New York, New York, since
                                                                   1993; Lafarge Corporation, Reston, Virginia,
                                                                   since 1989; SunTrust Bank, Nashville, N.A.,
                                                                   Nashville, Tennessee, since 1989; Thomas
                                                                   Nelson, Inc., Nashville, Tennessee, since
                                                                   1992; and Willis Corroon Group plc., London,
                                                                   England and Nashville, Tennessee, since 1990.

                               BOARD OF DIRECTORS
                          AND COMMITTEES OF THE BOARD

         COMPENSATION OF DIRECTORS - The Company pays each director who is not also an employee of the Company an annual retainer of $8,000. In addition, the Company pays all such non-employee directors $500 for each Board meeting attended, or committee meeting attended if not held in conjunction with a Board meeting, and reimburses all directors for out-of-pocket expenses incurred in connection with their attendance at Board and committee meetings. Moreover, each of the directors is eligible to participate in the Company's 1994 Stock Option Plan under which non-qualified stock options for 500 shares of Common Stock are automatically granted annually to each of the non-employee directors with an exercise price equal to the fair market value of such shares at the time of grant. No director who is an employee of the Company receives compensation for services rendered as a director.

         BOARD OF DIRECTORS - During the Company's fiscal year ended December 28, 1996 ("fiscal 1996"), the Board held four meetings. The Board has three standing committees, the Audit Committee, the Compensation Committee and the Executive Committee. The Board does not have a standing nominating committee. During fiscal 1996, the Audit Committee held three meetings, the Compensation Committee held three meetings and the Executive Committee held none. During fiscal 1996, all of the current directors of the Company attended 100% of the aggregate number of meetings of the Board and the respective Committees of the Board on which they served that were held during the period of time that such person served on the Board or such Committee.

         AUDIT COMMITTEE - The Audit Committee, which is comprised of Messrs. Braud (Chairman) and Rodgers, is responsible for overseeing the auditing procedures and financial reporting of the Company, reviewing the general scope of the Company's annual audit and the fee charged by the Company's independent certified public accountants, determining the duties and responsibilities of the internal auditors, receiving, reviewing and accepting the reports of the Company's independent certified public accountants, reviewing and approving related-party transactions and overseeing the Company's systems of internal accounting and management controls.

         COMPENSATION COMMITTEE - The Compensation Committee, which is comprised of Messrs. Braud (Chairman) and Rodgers, is responsible for reviewing and recommending the appropriate compensation and benefits of directors and officers of the Company, considering and making grants and awards under and administering the Company's 1994 Stock Option Plan and overseeing the Company's various other compensation and benefit plans.

         EXECUTIVE COMMITTEE - The Executive Committee, which is comprised of Messrs. Scarlett (Chairman), Newkirk and Braud, is responsible for exercising all of the powers of the Board between Board meetings, except as otherwise limited by the Company's Amended and Restated By-laws and applicable law.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. Braud and Rodgers serve on the Compensation Committee of the Board. During fiscal 1996, Messrs. Braud and Rodgers, and Douglas J. Tigert, a director who resigned effective November 11, 1996 for personal reasons, served as members of the Compensation Committee. There are no, and during fiscal 1996 there were no, interlocking relationships between any officers of the Company and any entity whose directors or officers serve on the Board's Compensation Committee, nor did any current or past officers of the Company serve on the Compensation Committee during fiscal 1996.

                 APPROVAL OF 1996 ASSOCIATE STOCK PURCHASE PLAN

         On July 29, 1996, the Board of Directors adopted the Tractor Supply Company 1996 Associate Stock Purchase Plan (the "ASPP"), subject to approval by the Company's stockholders. The Board of Directors believes that the purchase of shares of Common Stock by employees ("associates") of the Company through the ASPP will provide associates with an incentive to advance the Company's interests by aligning the interests of associates with those of the stockholders of the Company. The Board of Directors believes that the benefits to associates with respect to the ASPP will assist the Company in attracting and retaining qualified associates.

         The maximum number of shares of the Company's Common Stock that may be issued under the ASPP is 1,000,000 (if the increase in the number of authorized shares of the Company's Common Stock is approved by the Company's stockholders) or 500,000 (if the increase in the number of authorized shares of the Company's Common Stock is not approved by the Company's stockholders). A copy of the ASPP is attached hereto as Annex A and the following summary is qualified in its entirety by reference thereto.

DESCRIPTION OF ASPP

         Purpose
         The purpose of the ASPP is to provide associates of the Company an incentive to advance the Company's interests by providing a method whereby they may acquire a proprietary interest in the Company on favorable terms. The ASPP is intended to qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the ASPP shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         Administration
         The ASPP shall be administered by the Board or a committee appointed by the Board and currently is administered by the Compensation Committee (the "Committee") of the Board. The administration, interpretation and application of the ASPP by the Board and the Committee shall be final, conclusive and binding upon all participants.

         Eligibility
         Any associate who, on the first day of the applicable offering period (the "Enrollment Date"), is customarily employed for a least twenty (20) hours per week and more than five (5) months in a calendar year by the Company is eligible to participate in the ASPP. No (i) associate who, in the aggregate, owns or holds outstanding options or rights to purchase, or as a result of participation in the ASPP would, in the aggregate, own or hold outstanding options or rights to purchase, five percent (5%) or more of the total combined voting power of all classes of stock of the Company, or (ii) member of the Committee may participate in the ASPP.

         Participation in an Offering
         The ASPP is administered over a period of successive offering periods (each, an "Offering Period"). Each Offering Period consists of a three calendar month period, commencing on January 1, April 1, July 1 and October 1 of each year, except that the first Offering Period will be a one (1) month period commencing on December 1, 1996 and terminating on December 31, 1996. The Board may change the duration of Offering Periods with respect to future offerings. An eligible associate may become a participant in the ASPP for any Offering Period by completing a subscription agreement authorizing payroll deductions and filing it with the Company prior to the applicable Enrollment Date. Once enrolled, a participant will continue to participate in the ASPP for each succeeding Offering Period until such time as the participant withdraws from the ASPP or the participant's employment terminates.

         Grant and Exercise of Option
         On the Enrollment Date of each Offering Period, each eligible associate participating in such Offering Period shall be deemed to have been granted an option to purchase, on the last day for such Offering Period (the "Exercise Date"), up to the number of full shares of the Company's Common Stock determined by dividing such associate's payroll deductions accumulated during such Offering Period by the applicable option price per share for such Offering Period; provided, however, that no eligible associate participating in the ASPP shall be granted an option under the ASPP which permits such associate's rights to purchase stock under the ASPP to accrue at a rate which exceeds $25,000 of the fair market value of such stock for each calendar year in which such option is outstanding. Unless a participant withdraws from the ASPP or the participant's employment terminates, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of each Offering Period, and the maximum number of full shares subject to such option will be purchased for the participant at the applicable option price with the accumulated payroll deductions in his or her account. Any amount remaining in the participant's account after an Exercise Date as a result of being insufficient to purchase a full share of Common Stock shall be held in the participant's account until the Exercise Date in the next Offering Period or the earlier withdrawal of the participant from the Plan or the participant's employment terminates. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as it shall determine to be equitable.

         Purchase Price
         The option price per share of Common Stock in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of Common Stock on the Enrollment Date for such Offering Period; and (ii) 85% of the fair market value of a share of Common Stock of the Company on the Exercise Date for such Offering Period.

         Payroll Deductions
         At the time a participant files his or her subscription agreement, the participant shall elect to have payroll deductions made on each payroll date during each Offering Period. No interest will accrue on the payroll deductions of a participant in the ASPP. A participant must authorize payroll deductions in a fixed dollar amount not less than $5.00 of eligible compensation per payroll date but not more than $21,250 in any calendar year. Eligible compensation means all regular straight time earnings and all payments for overtime, shift premium, incentive compensation, bonuses, payments in lieu of vacation or sick leave, and commissions, in each case before any deductions required by law or authorized by the associate, including, without limitation, pursuant to any deferred compensation arrangement. Eligible compensation does not include any other cash payment or employee benefit, including, without limitation, severance payments, payments by the Company of social security, workers compensation, unemployment compensation, any disability payments or other payments required by statute, and any payments or contributions by the Company for insurance or other employee benefit plans. A participant may not make any additional payments into the ASPP other than through payroll deductions. A participant may discontinue his or her participation in the Plan, may reduce the rate of his or her payroll deductions during an Offering Period, and may increase the rate of his or her payroll deductions effective as of the Enrollment Date of the next Offering Period. Notwithstanding the foregoing, to the extent necessary to comply with the Code, a participant's payroll deductions may be decreased to 0% during any Offering Period at such time as the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Periods ending within the same calendar year under the ASPP equal $21,250.

         Transferability
         A participant may not assign, transfer or pledge (other than by will, the laws of descent and distribution or as otherwise specifically provided for in the ASPP) any rights to payroll deductions credited, or with regard to the exercise of an option or to receive shares, under the ASPP.

         Withdrawal; Termination of Employment
         A participant may withdraw from the ASPP at any time prior to the Exercise Date of any Offering Period by giving written notice to the Company. Upon withdrawal, all but not less than all payroll deductions credited under the ASPP that have not been applied toward the purchase of shares of Common Stock will be refunded to the participant, the participant's participation in the ASPP will be automatically terminated, and no further payroll deductions for the purchase of shares will be made. Payroll deductions will not resume on behalf of a participant who has withdrawn from the ASPP unless a new subscription agreement is delivered to the Company prior to the Enrollment Date for any succeeding Offering Period directing the Company to resume payroll deductions. Upon termination of a participant's employment prior to the Exercise Date of an Offering Period for any reason, including retirement, resignation or death, or upon the failure of the participant to remain customarily employed for at least twenty (20) hours per week and more than five
(5) months per calendar year (provided, however, that a participant's service as an associate will not be considered terminated or interrupted in the case of a leave of absence agreed to in writing by the Company if such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute) the participant's payroll deductions credited under the ASPP will be returned to the participant or, in the case of death, the participant's payroll deductions, cash and shares credited under the ASPP will be delivered to the participant's designated beneficiary or, in the absence of a beneficiary validly designated under the ASPP who is living at the time of such participant's death, to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), at the Company's discretion, to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         Capital Changes
         In the event any change is made in the Company's capitalization during an Offering Period, such as a stock split or stock dividend, which results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"), appropriate adjustment shall be made in the purchase price and in the number of shares subject to options under the ASPP. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. In the event of the proposed dissolution or liquidation of the Company, any then current Offering Period will terminate immediately prior to the consummation of such proposed action unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the ASPP shall be assumed or an equivalent option shall be substituted by such successor corporation, or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion, that each participant shall have the right to exercise any unexercised option in lieu of such assumption or substitution. The Board, if it so determines in the exercise of its sole discretion, may also make provision for adjusting the number of shares of Common Stock under the ASPP (i) covered by each outstanding option and (ii) authorized for issuance but not yet placed under option, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

         Amendment or Termination of the ASPP
         The Board may at any time terminate or amend the ASPP. No such termination shall affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant, nor may an amendment be made without the approval of the stockholders of the Company if such amendment would increase the number of shares that may be issued under the ASPP (except any increase determined as provided above) or modify the requirements concerning which associates (or class of associates) are eligible for participation in the ASPP.

FEDERAL INCOME TAX INFORMATION

         The ASPP is designed to qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. Under Section 423 of the Code, a participant will not realize taxable income at the time the participant purchases stock under the ASPP. However, a participant may be deemed to receive compensation taxable as ordinary income in the year in which the participant disposes of the stock or dies while holding the stock.

         The rules applicable to the disposition of stock vary depending upon whether or not the disposition constitutes a "disqualifying disposition" (i.e., a disposition within two years after the Enrollment Date of the Offering Period during which the disposed of stock was purchased).

         If a participant makes a disqualifying disposition, the participant will be deemed to receive compensation taxable as ordinary income in an amount equal to the excess of the value of the stock on the Exercise Date on which it was purchased over the amount paid for the stock, regardless of whether the proceeds of the disposition exceed the participant's purchase price. In such case, the participant's cost basis for the stock would be correspondingly increased by the amount recognized as compensation by the participant. The Company, at the time a disqualifying disposition is made, will collect from the participant the federal income tax withholding due on the additional compensation. The participant's capital gain or loss on the disqualifying disposition itself will be the difference between the participant's basis so adjusted and the proceeds of the disqualifying disposition.

         If a participant should sell stock at a profit and the sale is not a disqualifying disposition, the participant would recognize as compensation taxable as ordinary income an amount equal to the lesser of (i) the excess of the fair market value of the stock on the date of disposition over the participant's purchase price, or (ii) the "applicable discount" (for purposes of the ASPP, 15%) applied to the fair market value of the stock on the Enrollment Date of the Offering Period during which the stock was purchased. Any profit in excess of the amount recognized as compensation would be treated as capital again. If the sale is at a loss and is not a disqualifying disposition, the difference between the participant's purchase price and the proceeds of the sale would be a capital loss.

         If a participant dies at any time while holding the stock, the participant would be deemed to have received compensation taxable as ordinary income in the year of his or her death in an amount equal to the smaller of (i) the applicable discount applied to the fair market value of the stock on the Enrollment Date of the Offering Period during which the stock was purchased, or
(ii) the excess, if any, of the fair market value of the stock on the date of death over the participant's purchase price.

         INDIVIDUAL TAX IMPLICATIONS ATTENDANT TO PARTICIPATION IN THE ASPP ARE THE SOLE RESPONSIBILITY OF THE INDIVIDUAL PARTICIPANT. THE BRIEF DISCUSSION OF FEDERAL TAX CONSEQUENCES PROVIDED ABOVE IS NOT EXHAUSTIVE. PLEASE NOTE THAT THE LAW MAY CHANGE AND SPECIAL RULES ARE PROVIDED WITH RESPECT TO SITUATIONS NOT SPECIFICALLY DISCUSSED HEREIN. THE COMPANY STRONGLY RECOMMENDS THAT EACH PARTICIPANT CONSULT WITH A TAX ADVISOR PRIOR TO COMMENCING ANY TRANSACTION UNDER THE ASPP.

PLAN BENEFITS
         The Company cannot now determine the exact number of shares to be issued in the future under the ASPP to the officers named under "EXECUTIVE COMPENSATION - SUMMARY COMPENSATION TABLE", to all current officers as a group, or to all associates (including officers) as a group.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE PROPOSAL TO APPROVE THE COMPANY'S 1996 ASSOCIATE STOCK PURCHASE PLAN.

     APPROVAL OF AMENDMENT TO 1994 STOCK OPTION PLAN TO INCREASE THE NUMBER
           OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER

         The Tractor Supply Company 1994 Stock Option Plan (the "Stock Option Plan") currently permits the grant of incentive stock options ("ISOs"), nonqualified stock options ("NQSOs"), stock appreciation rights ("SARs") related to an option, SARs not related to any option ("unrelated SARs") and restricted stock. ISOs and NQSOs granted under the Stock Option plan generally vest 33 1/3% each year, beginning on the third anniversary of the date of grant, thus becoming 100% vested on the fifth anniversary of the grant date and have a maximum term of ten (10) years after the date of grant. To date, no SARs, unrelated SARs or shares of restricted stock have been granted under the Stock Option Plan.

         In October 1996, the Board of Directors adopted, subject to stockholder approval, an amendment to the Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 250,000 shares to 1,000,000 shares.

         As of January 31, 1997, options to purchase 276,000 shares of Common Stock at a weighted average exercise price of $21.19 per shares were outstanding, including 26,000 shares subject to approval of this amendment by the Company's stockholders, none of which were exercisable, and 724,000 shares remained available for future grants under the Stock Option Plan, including the 750,000 shares subject to stockholder approval at the Annual Meeting.

DESCRIPTION OF 1994 STOCK OPTION PLAN

         In December 1993, the Company adopted the Stock Option Plan, which became effective upon the consummation of the Company's initial public offering in February 1994. The purpose of the Stock Option Plan is to provide certain officers, directors (including directors who are not associates) and key associates of the Company and its affiliates with an incentive to maintain and enhance the long-term performance and profitability of the Company and to enhance the Company's ability to attract and retain the services of qualified persons. The maximum number of shares of Common Stock that may be issued by the Company pursuant to options, SAR's and restricted stock granted under the Stock Option Plan (subject to adjustment as described below) is 1,000,000 (if the increase in the number of shares of Common Stock reserved for issuance under the Stock Option Plan and the increase in the total number of authorized shares of Common Stock are approved by the Company's stockholders) or 250,000 (if the increases are not approved by the Company's stockholders). Any shares covered by options, SARs or restricted stock awards granted under the Stock Option Plan which expire, terminate, or are cancelled shall again become available for awards under the Stock Option Plan.

         The Stock Option Plan is administered by the Compensation Committee of the Board of Directors, the composition of which is intended to satisfy the provisions of Rule 16b-3 under the Exchange Act. During the 10-year period ending in 2003, the Compensation Committee will have the authority, subject to the terms of the Stock Option Plan, to determine when and to whom to make grants under the Stock Option Plan, the number of shares to be covered by the grants, the types and terms of the options, SARs and restricted stock granted and the exercise price of the options and SARs and to prescribe, amend and rescind rules and regulations relating to the Stock Option Plan.

         The Company's Board of Directors may, without stockholder approval, amend, suspend or discontinue the Stock Option Plan at any time except that, without stockholder approval, no such amendment may (i) materially increase the benefits accruing to grantees under the Stock Option Plan, (ii) increase the maximum number of shares as to which awards may be granted under the Stock Option Plan, except for adjustments to reflect stock dividends or other recapitalizations affecting the number or kind of outstanding shares, (iii) change the eligibility requirements for participation in the Stock Option Plan,
(iv) provide for the grant of options or SARs having an exercise price or appreciation base (as defined in the Stock Option Plan) of less than 100% of the fair market value of the Common Stock on the date of grant, (v) permit an option or unrelated SAR to be exercisable, or a restricted stock award to vest, more than 10 years after the date of grant, or (vi) extend the term of the Stock Option Plan beyond the initial 10-year period.

         Under the terms of the Stock Option Plan, ISOs within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), NQSOs subject to the provisions of Section 83 of the Code, SARs related to an option, unrelated SARs and restricted stock may be granted to officers, directors and key associates of the Company and its affiliates, except that ISOs may be granted only to associates of the Company (as defined in Section 424 of the Code). The Stock Option Plan contains no limitations upon the number of shares with respect to which options, SARs or restricted stock awards may be granted to an individual over the term of the Stock Option Plan.

         The Stock Option Plan provides for an automatic annual grant of NQSOs to purchase 500 shares of Common Stock to each director who is not also an associate of the Company or an affiliate and such grant will vest 33 1/3% a year commencing on the third anniversary of the date of the grant (thus becoming 100% vested on the fifth anniversary of the date of grant).

         To the extent that the aggregate fair market value, determined as of the date of grant of an ISO, of Common Stock with respect to which ISOs granted under this Stock Option Plan and all other option plans of the Company, are exercisable for the first time by any individual during any calendar year exceeds $100,000, such options shall be treated as options which are not ISOs.

         Each ISO is exercisable over a period, determined by the Compensation Committee in its discretion, but not to exceed 10 years from the date of grant, as required by the Code. In addition, in the case of an ISO granted to an individual who, at the time such ISO is granted, owns shares possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Stockholder"), the exercise period for the ISO may not exceed five years from the date of grant. In the case of NQSOs, the exercise period, not to exceed 10 years from the date of grant, shall in all cases be determined by the Compensation Committee. Options may be exercisable during the option period at such times, in such amounts, in accordance with such terms and conditions and subject to such restrictions, as are set forth in the option agreement evidencing the grant of such options, except that no option may be exercised prior to the first anniversary of the date of grant. The Compensation Committee may, in its discretion, with the grantee's consent, cancel any award of options, SARs or restricted stock and issue a new award in substitution therefor or accelerate the exercisability of any award granted under the Stock Option Plan or extend the scheduled expiration date of an award.

         The exercise price of an ISO or an NQSO (the "Option Price") may not be less than the fair market value of the shares of the Common Stock on the date of grant, except that, in the case of an ISO granted to a 10% Stockholder, the Option Price may not be less than 110% of such fair market value. The Option Price of and the number of shares covered by, each option will not change during the life of the option, except for adjustments to reflect stock dividends, splits, other recapitalizations or reclassifications or changes affecting the number or kind of outstanding shares. If the Company is proposed to be merged or consolidated with another corporation or reorganized or liquidated, then the Compensation Committee may, in its discretion, provide that options and SARs granted to an optionee or grantee will terminate unless exercised within the period determined by the Compensation Committee (not less than 30 days), in which case the Compensation Committee must accelerate the exercisability and vesting of all outstanding options, SARs and restricted stock of such optionee or grantee.

         The shares purchased upon the exercise of an option are to be paid for by check or, if and to the extent provided in the applicable option agreement, by broker's advance or by delivery of previously-acquired shares of Common Stock with a value equal to the total Option Price, or in a combination of such methods. The Compensation Committee shall, under certain circumstances, have the right, in its discretion, to cancel an option (or part thereof) as to which an optionee has given notice of intent to exercise and to pay to the optionee an amount equal to the excess of the fair market value of the shares of Common Stock subject to the option (or part thereof) cancelled over the appropriate option price of the option (or part thereof) cancelled.

         Options and SARs may be transferred by an optionee only by will or by the laws of descent and distribution and may be exercised only by the optionee or grantee during his lifetime. Except as otherwise provided in the applicable option agreement, the following will apply upon an optionee's or grantee's termination of employment or service. If the employment or service of an optionee or grantee terminates for any reason other than by reason of death, termination for cause or resignation (whether or not he is a party to a written contract), the optionee or grantee may, within the three-month period (or other period specified by the Compensation Committee in certain events) following such termination, exercise such options or SARs to the extent he was entitled to exercise at the date of termination. If an optionee or grantee dies while employed or rendering services (or within three months or such other period after termination of employment or service for any reason other than termination for cause or resignation), all outstanding options and SARs, to the extent then vested, may be exercised by the person or persons to whom the optionee's or grantee's rights pass within one year after the optionee's or grantee's death. If the employment or service of an optionee or grantee is terminated for cause or by reason of resignation, all options and SARs granted to such optionee or grantee shall terminate on the day his employment or service terminates. In no case may options or SARs be exercised later than the expiration date specified in the applicable Stock Option Plan agreement.

         Upon the exercise of a SAR, a holder generally is entitled, without payment to the Company, to receive cash, shares of Common Stock or any combination thereof, as determined by the Compensation Committee, in an amount equal to the excess of the fair market value of one share of Common Stock on the exercise date over the fair market value of one share of Common Stock on the grant date of (i) the related option (in the case of an SAR granted in conjunction with an option) or (ii) the SAR (in the case of an unrelated SAR), multiplied by the number of shares in respect of which the SAR is exercised.

         The Compensation Committee may grant restricted stock awards alone or in tandem with other awards under the Stock Option Plan. Vesting of restricted stock awards may be conditioned upon the completion of a specified period of service, the attainment of specific performance goals or such other factors as the Compensation Committee may determine. The Compensation Committee may, in its discretion, require a grantee to pay an amount to acquire any restricted stock, which amount may be refunded to such grantee upon such events as the Compensation Committee may determine. During the restricted period, the grantee may not transfer, assign or otherwise encumber or dispose of the restricted stock, except as may be permitted by the Compensation Committee. During the restricted period, the grantee will have the right to vote the restricted stock and to receive any cash dividends if and to the extent so provided by the Compensation Committee.

FEDERAL INCOME TAX INFORMATION

         ISOs under the Stock Option Plan are afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee's sale of the shares (assuming that the sale occurs no sooner than two years after grant of the option and one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, the optionee will recognize ordinary income in an amount measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such a premature sale or exchange of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss. Under the Code, the fair market value of the total number of shares of Common Stock (determined on the date of grant of such option) covered by incentive stock options held by an optionee first becoming exercisable in any one calendar year may not exceed $100,000. To the extent this limit is exceeded, such options will not qualify as incentive stock options and will be taxed as NQSOs as described below.

         All other options granted under the Stock Option Plan are NQSOs and will not qualify for any special tax benefits to the optionee under the Code. Accordingly, although an optionee will not recognize any taxable income at the time he or she is granted a NQSO, the optionee will recognize ordinary income for federal income tax purposes upon exercise of the NQSO in an amount measured by the excess of the fair market value of the shares on the date of exercise over the exercise price. Upon an optionee's resale of his or her shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

         A recipient of an SAR under the Stock Option Plan will not recognize any taxable income under the Code at the time the SAR is granted, but will realize ordinary income at the time he or she receives any cash payment upon exercise of the SAR.

         A recipient of a restricted stock award under the Stock Option Plan will not recognize any taxable income under the Code at the time the restricted shares are received provided the shares are subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. Upon lapse or release of the restrictions, the recipient will be taxed at ordinary income tax rates in an amount equal to the current fair market value of the shares. Any awards that are not subject to a substantial risk of forfeiture will be subject to taxation at the time of grant at ordinary income tax rates. Upon a recipient's resale of his or her shares following the lapse or release of the restrictions, any difference between the sale price and the fair market value of such shares on the date the restrictions lapsed or were released will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if more than one year has passed.

         A recipient of a restricted stock award may elect to be taxed at ordinary income tax rates on the fair market value of his or her shares at the time the award is made, notwithstanding any substantial risk of forfeiture. If the election is made, no tax will be payable upon the subsequent lapse or release of the restrictions, and any subsequent gain or loss upon resale will be treated as long-term capital gain or loss.

         The ordinary income recognized by (i) an optionee upon the exercise of a NQSO, (ii) a recipient of an SAR upon its exercise, or (iii) a recipient of a restricted stock award upon the lapse or release of restrictions posing a substantial risk of forfeiture (or upon an election to be taxed currently made at the time of the award), will be treated as wages for tax purposes and will be subject to tax withholding by the Company out of the current compensation paid to such person, if any. If such current compensation is insufficient to pay the withholding tax, such person will be required to make direct payment to the Company for the tax liability. A person may satisfy any required withholding, with the consent of the Board of Directors, in whole or in part, by surrendering to the Company shares of Common Stock held by such person. For such purpose, the surrendered shares are valued at their fair market value at the time of surrender.

         The Company will generally be entitled to a tax deduction in the amount and at the time that the recipient of an ISO, NQSO, SAR or restricted stock award recognizes any related ordinary income.

         INDIVIDUAL TAX IMPLICATIONS ATTENDANT TO OPTIONEES IN THE STOCK OPTION PLAN ARE THE SOLE RESPONSIBILITY OF THE INDIVIDUAL OPTIONEE. THE BRIEF DISCUSSION OF FEDERAL TAX CONSEQUENCES PROVIDED ABOVE IS NOT EXHAUSTIVE.
PLEASE NOTE THAT THE LAW MAY CHANGE AND SPECIAL RULES ARE PROVIDED WITH RESPECT TO SITUATIONS NOT SPECIFICALLY DISCUSSED HEREIN. THE COMPANY STRONGLY RECOMMENDS THAT EACH PARTICIPANT CONSULT WITH A TAX ADVISOR PRIOR TO COMMENCING ANY TRANSACTION UNDER THE STOCK OPTION PLAN.

PLAN BENEFITS

         The Company cannot now determine the exact number of options to be granted in the future to the officers named under "EXECUTIVE COMPENSATION--SUMMARY COMPENSATION TABLE" below, to all current officers as a group, or to all associates (including officers). See "EXECUTIVE COMPENSATION--OPTION GRANTS IN LAST FISCAL YEAR" below for the number of stock options granted to the officers named in the SUMMARY COMPENSATION TABLE in the fiscal year ended December 28, 1996. During the fiscal year ended December 28, 1996, options to purchase 90,500 shares of Common Stock of the Company were granted to all current officers as a group and options to purchase 133,500 shares of Common Stock of the Company were granted to all associates (including officers).

         THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S 1994 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 250,000 TO 1,000,000.

      APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         In October 1996, the Board of Directors adopted, subject to stockholder approval, an amendment to the Restated Certificate of Incorporation of the Company, as amended, to increase the number of authorized shares of Common Stock from 9,500,000 shares to 100,000,000 shares. If the amendment is approved, the first sentence of Article FOURTH of the Restated Certificate of Incorporation, as amended, which sets forth the Company's presently authorized capital stock, will be deleted in its entirety and the following will be substituted therefor:

         "The total number of shares of stock which the Corporation shall have authority to issue is 100,040,000 shares of capital stock, of which (a) 100,000,000 shares shall be of a class designated "Common Stock", par value $.008 per share, and (b) 40,000 shares shall be of a class designated "Preferred Stock", par value $1.00 per share (of which 20,000 shares shall be of a series designated "Series B Preferred Stock")."

         The Board of Directors believes that the authorized number of shares of Common Stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board of Directors including, without limitation: raising additional capital; issuing additional options and/or awards under the Company's ASPP and Stock Option Plan in order to attract and retain valuable associates and/or directors; effecting a stock split or issuing a stock dividend in order to facilitate broader ownership of the Company's Common Stock and acquiring other businesses in exchange for shares of the Company's Common Stock. The Company at present has no commitments, agreements or undertakings to issue any such additional shares, other than pursuant to the ASPP and the Stock Option Plan. The Board of Directors considers the authorization of additional shares of Common Stock advisable to ensure prompt availability of shares for issuance should the occasion arise.
If required by law or regulation, the Company will seek stockholder approval prior to any issuance of shares.

         The shares of Common Stock, including the additional shares proposed for authorization, do not have preemptive or similar rights. The issuance of additional shares of Common Stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 9,500,000 TO 100,000,000.

                             EXECUTIVE COMPENSATION

         The following table summarizes information concerning cash and non-cash compensation paid to or accrued for the benefit of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for all services rendered in all capacities to the Company for the fiscal years ended December 28, 1996, December 30, 1995 and December 31, 1994:

                           SUMMARY COMPENSATION TABLE


                                                                                            Long-Term
                                                 Annual Compensation                      Compensation
                                          ---------------------------------               ------------
                                                                                             Awards
                                                                                          ------------
                                          Fiscal                           Other Annual   Stock Options      All Other
  Name and Principal Position              Year    Salary (1)    Bonus     Compensation    (in shares)     Compensation (2)
  ---------------------------             ------   ----------    -----     ------------ -----------------  ----------------
Joseph H. Scarlett, Jr. . . . . . . .      1996    $  325,000   $  65,000       --            --               $  22,768
  Chairman of the Board and                1995    $  291,512   $  87,450       --            --               $  27,559
  Chief Executive Officer                  1994    $  265,588   $ 185,000       --            --               $  44,898

Gerald E. Newkirk . . . . . . . . . .      1996    $  285,012   $  57,000       --            --               $  18,227
  President and Chief                      1995    $  269,516   $  80,850       --            --               $  26,227
  Operating Officer                        1994    $  245,610   $ 171,500       --            --               $  41,985

Thomas O. Flood . . . . . . . . . . .      1996    $  182,000   $  36,400       --            --               $  12,798
  Senior Vice President-                   1995    $  176,306   $  52,890       --            --               $  19,746
  Administration and Finance,              1994    $  168,062   $ 117,530       --            --               $  33,093
  Treasurer and Chief Financial
  Officer (3)

John R. Pearson . . . . . . . . . . .      1996    $  165,022   $  33,000       --          20,000             $   9,816
  Senior Vice President-                   1995    $  160,004   $  49,500       --           5,000             $  13,861
  Merchandising                            1994    $  132,842   $  92,820       --           2,000             $  25,993

James R. McMurray . . . . . . . . . .      1996    $  125,008   $  18,750       --          10,000             $  12,292
  Vice President-Information               1995    $  120,250   $  24,000       --           2,000             $   4,812
  Technology and Chief                     1994    $   6,938    $    --         --            --               $    --
  Information Officer (4)

--------------------------
(1) Includes portion of salary deferred at named executive's election under the Tractor Supply Company Employee 401(k) Retirement Plan (the "401(k) Plan").
(2) Compensation reflected in this column is comprised of Company contributions to the 401(k) Plan, amounts credited as Company contributions under the Deferred Compensation Plan, amounts paid by the Company pursuant to the Medical Expense Reimbursement Plan and premiums paid by the Company pursuant to the Executive Life Insurance Plan. Amounts for fiscal 1996 are as follows:
    (a) Company contributions to the 401(k) Plan in the amount of $4,261 for Mr. Scarlett; $3,939 for Mr. Newkirk; $2,824 for Mr. Flood; $2,339 for Mr. Pearson; and $0 for Mr. McMurray.
    (b) Amounts credited as Company contributions under the Deferred Compensation Plan in the amount of $9,750 for Mr. Scarlett; $8,550 for Mr. Newkirk; $5,460 for Mr. Flood; $4,950 for Mr. Pearson; and $3,750 for Mr. McMurray.
    (c) Amounts paid by the Company pursuant to the Medical Expense Reimbursement Plan in the amount of $5,771 for Mr. Scarlett; $2,978 for Mr. Newkirk; $2,716 for Mr. Flood; $856 for Mr. Pearson; and $7,172 for Mr. McMurray.
    (d) Premiums paid by the Company pursuant to the Executive Life Insurance Plan in the amount of $2,986 for Mr. Scarlett; $2,760 for Mr. Newkirk; $1,798 for Mr. Flood; $1,671 for Mr. Pearson; and $1,370 for
         Mr. McMurray.
(3) Mr. Flood was elected Senior Vice President of Administration and Finance, Treasurer and Chief Financial Officer in January 1996, having previously served as Vice President of Administration and Finance since 1984 and as Chief Financial Officer and Treasurer since June 1993.
(4) Mr. McMurray was elected Vice President-Information Technology and Chief Information Officer in January 1996, having previously served as Vice President-Management Information Systems since December 1994.

                       OPTION GRANTS IN LAST FISCAL YEAR

         The following table reflects certain information with respect to options to acquire shares of the Company's Common Stock granted under the Company's 1994 Stock Option Plan to the executive officers named in the Summary Compensation Table above (excluding Messrs. Scarlett, Newkirk and Flood, who do not participate in the Stock Option Plan) during the fiscal year ended December 28, 1996.

                           Individual Grants (1)                              Potential Realizable Value at
------------------------------------------------------------------------    Assumed Annual Rates of Stock Price
                                                                              Appreciation for Option Term (2)
                                                                            -----------------------------------
                                   Percent of
                                     Total
                   Number of        Options
                   Securities     Granted to
                   Underlying      Employees      Exercise or
                    Options        in Fiscal      Base Price     Expiration
      Name        Granted (#)      Year (%)         ($/Sh)         Date           5% ($)           10% ($)
---------------------------------------------------------------------------------------------------------------
    John R.
    Pearson          20,000          14.8           21.375       1/26/06         268,852           681,324

    James R.
    McMurray         10,000           7.4           21.375       1/26/06         134,426           340,662

(1) The exercise price of the options granted is equal to the fair market value of the Company's Common Stock on the date of grant. Options generally have a 10-year term. Options generally vest 33 1/3% each year, beginning on the third anniversary of the grant date, thus becoming 100% vested on the fifth anniversary of the grant date.

(2) The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to the expiration date using 5% and 10% appreciation rates set by the Securities and Exchange Commission, compounded annually, and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's Common Stock price. Additionally, these values do not take into consideration the terms of the options providing for nontransferability, vesting, or termination of the options following termination of employment.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

    The following table reflects certain information with respect to options to acquire shares of the Company's Common Stock under the Company's 1994 Stock Option Plan exercised during the fiscal year ended December 28, 1996 and options held at fiscal year end by the officers named in the Summary Compensation Table above (excluding Messrs. Scarlett, Newkirk and Flood, who do not participate in the Stock Option Plan).

                                                          Number of                        Value of
                                                    Securities Underlying                 Unexercised
                                                         Unexercised                     In-the-Money
                                                           Options                        Options at
                                                        at FY-End (#)                   FY-End ($) (1)
                                                    ---------------------              ----------------
                     Shares           Value
      Name        Acquired on       Realized            Exercisable/                     Exercisable/
                  Exercise (#)         ($)              Unexercisable                    Unexercisable
-------------------------------------------------------------------------------------------------------
    John R.
    Pearson           -0-              -0-              -0- / 27,000                       -0- / -0-

    James R.
    McMurray          -0-              -0-              -0- / 12,000                       -0- / -0-


(1) The value of unexercised in-the-money options is calculated based on the difference between the option exercise price and the closing price of the Company's Common Stock at fiscal year end, multiplied by the number of shares underlying the options. The closing price of the Company's Common Stock as reported on The Nasdaq National Market on December 27, 1996 was $20.50.


           COMPENSATION COMMITTEE'S REPORT ON EXECUTIVE COMPENSATION

    This report by the Compensation Committee is provided in accordance with rules adopted by the Securities and Exchange Commission to inform stockholders of the Compensation Committee's policies for executive officers and the rationale for compensation paid to the Company's Chief Executive Officer. It is not to be incorporated by reference by any general statement which incorporates by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and is not to be otherwise deemed filed under either such Act.

    The Compensation Committee of the Board has furnished the following report on executive compensation:

    Under the supervision of the Compensation Committee of the Board, the Company has developed and implemented compensation policies, plans and programs ("Compensation Policies") which seek to structure executive compensation consistent with the Company's overall business strategy, philosophy and objectives. The Compensation Policies are intended to embody a "pay-for-performance" philosophy which rewards executives for long-term strategic management and enhancement of stockholder value by providing performance-based incentives that measure rewards against personal and Company goals. The Company believes this philosophy attracts, retains and motivates key executives critical to the long-term success of the Company.

    This compensation philosophy is implemented through compensation packages which include various cash and non-cash components. Although no formal analysis of compensation was conducted by the Compensation Committee, the Company believes, based in part on independent compensation surveys of the retail industry in general and the Company's survey of select retailers, that its base salaries are generally set somewhat below competitive levels; it therefore relies to a larger degree on annual and longer term "incentive" compensation.

    In setting annual salaries, the Compensation Committee reviews an annual salary plan recommended by the Company for each of the Company's officers. The annual salary plan is based on numerous subjective factors which include the officer's individual performance and responsibility level, and the Company's performance for the preceding fiscal year as well as objective factors such as inflation and matching the officer's position to comparable positions in the competitive marketplace by reference to the surveys referred to above. Generally, the salary goal for officers is targeted at or below the salary range mid-point of the 50th percentile of salaries for comparable positions (based on the surveys referred to above) so that a larger portion of the officer's compensation is tied to Company performance, thereby more closely linking executive and stockholder interests. The annual salary plans are established by the Compensation Committee based on its assessment of the foregoing factors, as well as its assessment of the officer's past performance and the Compensation Committee's expectation of the officer's future contributions in leading the Company.

    For the fiscal year ended December 28, 1996, Joseph H. Scarlett, Jr., the Company's Chairman of the Board and Chief Executive Officer, received a base salary of $325,000, an increase of 11.5% over the prior fiscal year. Mr. Scarlett's salary is determined by the Compensation Committee substantially in accordance with the policies described above relating to all officers of the Company. In particular, the salary increase was based on the comparison of base salaries of chief executive officers of retailers participating in the compensation surveys referred to above, the Company's overall performance and the Compensation Committee's assessment of Mr. Scarlett's personal performance and accomplishments and expectations of Mr. Scarlett's future contributions in leading the Company. Under Mr. Scarlett's leadership, the Company achieved record sales and earnings in fiscal 1995, following a record sales and earnings performance in fiscal 1994 which benefitted, in part, from the Company's initial public offering (the "IPO"). In fiscal 1995, the Company also realized its goal of increasing the total store count by approximately 12%, successfully opening 20 new stores in the first year following the IPO, and was positioned to accommodate its growth and expansion plans. The Company believes that after considering Mr. Scarlett's salary increase in fiscal 1996, Mr. Scarlett's base salary is still below the salary mid-point of the 50th percentile of salaries for chief executive officers for retail companies of comparable size based on the compensation surveys referred to above.

    All executive officers participate in the Company's Senior Executive Incentive Plan ("SEIP") under which they are eligible to receive a bonus ranging from 20% of their annual base salary if the Company realizes a FIFO pretax profit increase ("profit increase") ranging from 0% to 6%, to 70% of their annual base salary if the Company realizes a profit increase of 41% or more. Certain other officers participate in the Company's Other Executive Incentive Plan ("OEIP") under which they are eligible to receive a bonus ranging from 15% of their annual base salary if the Company realized a profit increase ranging from 0% to 6%, to 50% of their annual base salary if the Company realizes a profit increase of 41% or more. The Compensation Committee may recommend, and the Board may award, at its discretion, bonuses based on other subjective factors such as the executive's individual performance, unusual factors, strategic long-term decisions affecting the Company's performance during the fiscal year, and the perceived expectation of the executive officer's future contributions in leading the Company. The Compensation Committee or the Board may amend or terminate the SEIP at any time. For fiscal 1996, all of the officers were awarded bonuses as reflected in the Summary Compensation Table contained elsewhere in the proxy statement.

    A large portion of the officers' total compensation is tied to stock performance, thus more closely aligning their interests with the long-term interests of stockholders. This is accomplished primarily through the Company's 1994 Stock Option Plan, which is administered by the Compensation Committee of the Board of Directors. Stock options generally are granted annually to all officers and other key employees (excluding Messrs. Scarlett, Newkirk and Flood), have a 10 year term, are exercisable at the market price on the date of grant, and vest 33 1/3% each year, beginning on the third anniversary of the grant date, thus becoming 100% vested on the fifth anniversary of the grant date. The stock option grant size is determined by the Compensation Committee and generally is based on the number of shares whose present value equals a percentage of the salary mid-point for a comparable position in the retailing industry, with the largest number of option shares being granted to senior executive officers (100% of such salary mid-point) decreasing incrementally, based on position, to 50% of such salary mid-point. The stock option grant size may also be impacted by the officer's individual performance. Messrs. Scarlett, Newkirk and Flood have chosen not to participate in the Company's 1994 Stock Option Plan due to their already large stock ownership as shown elsewhere in the proxy statement.

    The Company's officers are also compensated, to a lesser extent, pursuant to several other plans. The Deferred Compensation Plan ("DCP"), which is administered by the Compensation Committee, provides additional incentives for officers of the Company and enhances the Company's ability to attract and retain the services of qualified persons. According to the terms of the DCP, the Board, in its discretion, determines each year a percentage of the officer's annual base salary to be allocated to his or her deferred compensation account under the DCP, which account earns simple interest at the prime rate as in effect on January 1 each year and vests upon the officer's retirement after attaining age 55, contingent (in most cases) on such officer's continued employment with the Company until age 55. Officers also participate in (i) the Medical Expense Reimbursement Plan, which provides for reimbursement in amounts up to $20,000 annually for certain medical expenses for themselves and their families not otherwise covered by the Company's group medical insurance plan and (ii) the Executive Life Insurance Plan, which provides for basic term life insurance coverage (equal to four times salary rounded to the next highest $1,000 to a maximum of $1,000,000) in excess of that which is provided by the Company's group life insurance plan.

    The Company's officers also participate in the various qualified and non-qualified employee benefit plans sponsored by the Company. The Company makes only nominal use of perquisites in compensating its executive officers.

    The Compensation Committee believes that the Company's Compensation Policies are strongly linked to the Company's performance and the enhancement of stockholder value. The Compensation Committee intends to continually evaluate the Company's Compensation Policies and plans to ensure that they are appropriately configured to align the interests of officers and stockholders and that the Company can attract, motivate and retain talented management personnel.

    The table included in the proxy statement and the accompanying narrative and footnotes reflect the decisions covered by the above discussion. The foregoing report has been furnished by the members of the Compensation
Committee:

                                             S.P. Braud (Chairman)
                                             Joseph M. Rodgers

                               PERFORMANCE GRAPH

         The following graph compares the percentage change in the cumulative total stockholder return on the Company's Common Stock from February 17, 1994 (the commencement date of the Company's initial public offering of Common Stock) to December 28, 1996 (the Company's fiscal year-end) with the cumulative total returns of the S&P 500 Index and the S&P Specialty Retail Group Index over the same period. The comparison assumes that $100 was invested on February 17, 1994 in the Company's Common Stock and in each of the foregoing indices. The historical stock price performance shown on this graph is not necessarily indicative of future performance.





                                   [GRAPH]



         -----------------------------------------------------------------------------------------
                                                2/17/94      12/31/94      12/30/95       12/28/96
         -----------------------------------------------------------------------------------------
         Tractor Supply Company
         Common Stock                           $100.00       $105.00       $ 98.75       $102.50
         -----------------------------------------------------------------------------------------
         S&P Retail (Building                   $100.00       $102.31       $ 99.56       $119.90
         Supplies) - 500 Index*
         -----------------------------------------------------------------------------------------
         S&P 500 Index                          $100.00       $100.52       $138.29       $173.53
         -----------------------------------------------------------------------------------------

           *  Formerly known as S&P Specialty Retail Group Index

                INTERESTS OF MANAGEMENT IN CERTAIN TRANSACTIONS

         The Company leases its management headquarters and eight of its stores from certain members of its Board, senior management and their wives, or certain entities controlled by them. Such persons entered into these transactions principally to realize certain passive loss tax benefits that were available at the time of entering into the leases, but were significantly reduced by the Tax Reform Act of 1986. The Company believes these transactions were consummated on general business terms comparable to those which would have been available if they had been entered into with unrelated parties. The Company does not intend to enter into any such transactions in the future without the approval of its independent directors.

         Pursuant to a lease agreement dated September 15, 1986, the Company leases its management headquarters from GOF Partners, a general partnership of which Messrs. Scarlett, Hennesy, Newkirk, Maxwell and Flood (each of whom are either executive officers and/or directors of the Company) are the general partners. The initial term of the lease is ten years, commencing on February 10, 1987 and ending on February 9, 1997, subject to renewal at the option of the Company for two successive five-year terms. In September 1996, the Company exercised its option to renew the lease for two successive five-year terms ending on February 9, 2007. Monthly rent is $30,000 for the first five years, $32,000 for the second five years, $35,000 for the first renewal term and $39,000 for the second renewal term. The Company has the option to terminate the lease at any time after the end of the initial lease term by offering to purchase the premises at a price of $4,775,000. If GOF Partners were to reject the Company's offer to purchase, the lease would terminate 90 days after the date of the offer.

         Under a lease agreement dated September 1, 1991, the Company leases its Plainfield, Indiana store from GOF Indiana Corp., a corporation of which Messrs. Scarlett, Hennesy, Newkirk, Maxwell and Flood are the sole shareholders, directors and executive officers. The initial term of the lease is 20 years, commencing on September 1, 1991 and ending on August 31, 2011, subject to renewal at the option of the Company for two successive five-year terms. Monthly rent is $8,437.50 for the first five years, $8,750 for the second five years, $9,062.50 for the third five years and $9,375 for the final five years of the initial term. The Company has the option to terminate the lease at any time after August 31, 2001 by offering to purchase the premises at a price that increases from $873,300 to $1,012,500, depending on the date of the offer. If GOF Indiana Corp. were to reject the Company's offer to purchase, the lease would terminate 90 days after the date of the offer. The related land is leased by GOF Indiana Corp. from the Company pursuant to a ground lease agreement dated July 1, 1991 providing for a 50-year lease term, commencing on July 1, 1991 and ending on June 30, 2041 and annual rental payments that increase from $15,000 per annum to $24,300 per annum. In October 1996, the Board approved a proposed transaction to relocate the Plainfield, Indiana store to a larger facility. To effect the proposed transaction, the Company expects it will (i) acquire the Plainfield, Indiana store's building from GOF Indiana Corp. for $650,000, the purchase price provided for under the lease agreement between the Company and GOF Indiana Corp. effective through August 31, 1996 (GOF Indiana Corp. waived the increase in the purchase price effective September 1, 1996 since the transaction on the property is not expected to close until approximately June 1997), (ii) cancel the ground lease agreement with GOF Indiana Corp. respecting said property, (iii) sell the Plainfield, Indiana store (building and land) to Premier Ventures, LLC, a real estate developer, for $750,000 (which is approximately $650,000 below the appraised value of said property), and (iv) lease a new larger store from Premier Ventures, LLC (said new store to be built by Premier Ventures, LLC on a nearby site owned by them of approximately four acres and in accordance with the Company's specifications), pursuant to which the Company will receive a discounted rent (approximately 6.30 per square foot initially compared to the market rate of approximately 8.60 per square foot or approximately $750,000 over the fifteen year initial lease) in consideration for the reduced purchase price on the Plainfield, Indiana store building and land.

         On January 1, 1986, the Company entered into capitalized sale-leaseback transactions with Mr. Scarlett and his wife for its Omaha, Nebraska store, Mr. Hennesy and his wife for its Corpus Christi, Texas and Toledo, Ohio stores, Mr. Newkirk and his wife for its Waterloo, Iowa and Sioux Falls, South Dakota stores, Mr. Maxwell and his wife for its Nashville, Tennessee store and Mr. Flood and his wife for its Mandan, North Dakota store. The Company sold and leased back and provided the financing for such properties at estimated fair values totaling $2,575,000. Management determined such sale prices based on the appraised value of comparable stores acquired by the Company around that time. The related gains arising from the sale-leaseback of these properties are deferred and amortized on a straight-line basis over the lives of the related leases. Properties under capital leases acquired through such sale-leaseback transactions have been reduced by the related deferred gains on the properties and are classified with property and equipment on the Company's financial statements. Pursuant to substantially similar lease agreements dated January 1, 1986, the Company leases such stores for initial terms of 20 years, commencing on January 1, 1986 and ending on December 31, 2005, subject to renewal at the option of the Company for two successive five-year terms. The Company has the option to terminate such leases after December 31, 1995 by offering to purchase the premises at purchase prices ranging from $389,500 to $523,500 for the Corpus Christi, Texas store to $934,800 to $1,256,300 for the Omaha, Nebraska store, depending on the date of the offer. If the landlord were to reject an offer to purchase a particular store, the lease would terminate 90 days after the date of the offer. Monthly rent payments under such leases range from $2,580 to $6,081 for the Corpus Christi, Texas store to $6,193 to $14,595 for the Omaha, Nebraska store. Rent payments under all such leases totaled approximately $425,000 for the fiscal year ended December 28, 1996. In December 1993, all of the 20 year nonrecourse installment deed notes between the Company and such executive officers and/or directors and their wives, except the two issued by Mr. Hennesy and his wife, were repaid. During the fiscal year ended December 31, 1994, (i) the Company exchanged the mortgage on the note issued by Mr. Hennesy and his wife respecting the Toledo, Ohio store with a mortgage on the Paris, Texas store, which was owned by the Company and had a comparable fair market value, and (ii) the two notes issued by Mr. Hennesy and his wife were repaid. The balance of these capitalized lease obligations, which are included in total capital lease obligations on the Company's financial statements, was $1,817,000 as of December 28, 1996.

         The leases do not contain any restrictions on assignment by the landlords. Moreover, if a landlord were to sell or otherwise transfer the leased premises, it would not remain secondarily liable under the lease; rather, the purchaser or transferee would be deemed, without any agreement with the Company, to have assumed all of the obligations of the landlord arising after the date of such sale or transfer.

         Pursuant to the Plan of Reorganization and Exchange Agreement dated as of May 1, 1991 between the Company and Thomas J. Hennesy, III, a director of the Company, the Company acquired 2,408,334 (constituting all) of the shares of Common Stock held by Mr. Hennesy in exchange for 5,875 shares of Series B Preferred Stock, par value $1.00 per share, of the Company (the "Preferred Stock"). Dividends on outstanding shares of the Preferred Stock are cumulative and payable semi-annually on May 1 and November 1 at a rate of 8% of the stated value ($1,000 per share) of such shares, increasing to 10% on May 1, 1999, 11% on May 1, 2000, 12% on May 1, 2001 and 13% thereafter. Such shares may be redeemed by the Company at any time and from time to time, in whole or in part, after May 1, 1995 at a redemption price of $1,000 per share plus unpaid accrued dividends. In connection with such Plan of Reorganization and Exchange, the Company also purchased, at a cash redemption price of $2.44 per share, 481,817 shares of Common Stock from persons to whom Mr. Hennesy had transferred shares of Common Stock. On May 26, 1995, the Company repurchased 2,350 shares of the Preferred Stock at a total repurchase price of approximately $2,363,000 (including accrued dividends totalling approximately $13,000). On May 24, 1996, the Company repurchased 1,762 shares of the Preferred Stock at a total repurchase price of approximately $1,771,000 (including accrued dividends totalling approximately $9,000). The Company expects to repurchase the remaining 1,763 outstanding shares of the Preferred Stock in fiscal 1997 (at a total repurchase price of approximately $1,763,000 plus unpaid accrued dividends).

         Pursuant to a Consulting and Noncompetition Agreement between the Company and Thomas J. Hennesy, III, dated as of May 1, 1991, Mr. Hennesy, who is currently a director of the Company, has agreed to provide consulting and advisory services to the Company from July 1, 1995 to June 30, 2000 and not to compete with the Company during such period and for two years thereafter. During such seven-year period, the Company will pay Mr. Hennesy a fee of $150,000 per annum and will provide him and his wife with certain health benefits.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act") requires the Company's executive officers and directors and persons who beneficially own more than ten percent (10%) of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC") and The Nasdaq Stock Market and to furnish the Company with a copy of each such report. Additionally, SEC regulations require the Company to identify in its proxy statement those individuals for whom any of such reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. The Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of each class of the Company's equity securities as of January 31, 1997 (except for The Northwestern Mutual Life Insurance Company and
T. Rowe Price Associates, Inc. which are as of December 31, 1996) by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) each director or person nominated to be a director, (iii) each named executive officer and (iv) all directors and executive officers of the Company as a group. The determinations of "beneficial ownership" of the Common Stock are based upon responses to Company inquiries which cited Rule 13d-3 under the 1934 Act. Such Rule provides that shares shall be deemed to be "beneficially owned" where a person has, either solely or in conjunction with others, the power to vote or to direct the voting of shares and/or the power to dispose, or to direct the disposition, of shares; or where a person has the right to acquire any such beneficial ownership within 60 days after the date of determination. Except as disclosed in the notes to the table, each named person has sole voting and investment power with respect to the number of shares shown as beneficially
owned by him.  There were [                   ] shares of Common Stock issued
and outstanding on January 31, 1997.

                     Name and Address                                 Shares Beneficially       Percent
 Class           of Beneficial Owner (a)                                     Owned              of Class
-----------------------------------------------------------------------------------------------------------
Common
 Stock
             Joseph H. Scarlett, Jr. (c) (d)  . . . . . . . . . .           1,479,692            17.0%
             Gerald E. Newkirk (c) (e)  . . . . . . . . . . . . .             455,852             5.2%
             Thomas O. Flood (c) (f)  . . . . . . . . . . . . . .             599,842             6.9%
             John R. Pearson (b) (c)  . . . . . . . . . . . . . .                 667               *
             James R. McMurray  . . . . . . . . . . . . . . . . .                  --              --
             Tractor Supply Company Employee
                 401(k) Retirement Plan (h) . . . . . . . . . . .             978,912            11.2%
             The Northwestern Mutual Life
                 Insurance Company  . . . . . . . . . . . . . . .             598,400             6.9%
             T. Rowe Price Associates, Inc. . . . . . . . . . . .             909,900            10.4%
             S.P. Braud . . . . . . . . . . . . . . . . . . . . .                 500               *
             Thomas J. Hennesy, III (i) . . . . . . . . . . . . .               2,000               *
             Joseph D. Maxwell (c) (g)  . . . . . . . . . . . . .             450,059             5.2%
             Joseph M. Rodgers  . . . . . . . . . . . . . . . . .                 550               *
             All directors and executive officers as a group
                 (16 persons) (b) (c) (d) (e) (f) (g) (i) . . . .           2,993,445            34.3%
             *  Less than 1%

                     Name and Address                                 Shares Beneficially       Percent
 Class           of Beneficial Owner (a)                                   Owned (b)            of Class
-----------------------------------------------------------------------------------------------------------
 Series B
Preferred
 Stock
             Joseph H. Scarlett, Jr.  . . . . . . . . . . . . . .                  --              --
             Gerald E. Newkirk  . . . . . . . . . . . . . . . . .                  --              --
             Thomas O. Flood  . . . . . . . . . . . . . . . . . .                  --              --
             John R. Pearson  . . . . . . . . . . . . . . . . . .                  --              --
             James R. McMurray  . . . . . . . . . . . . . . . . .                  --              --
             Tractor Supply Company Employee
                 401(k) Retirement Plan . . . . . . . . . . . . .                  --              --
             The Northwestern Mutual Life
                 Insurance Company  . . . . . . . . . . . . . . .                  --              --
             S.P. Braud . . . . . . . . . . . . . . . . . . . . .                  --              --
             Thomas J. Hennesy, III (j) . . . . . . . . . . . . .               1,500            85.1%
             Joseph D. Maxwell  . . . . . . . . . . . . . . . . .                  --              --
             Joseph M. Rodgers  . . . . . . . . . . . . . . . . .                  --              --
             All directors and executive officers as a group
                 (16 persons)   . . . . . . . . . . . . . . . . .               1,500            85.1%


(a) The addresses of Messrs. Scarlett, Newkirk, Flood, Pearson, McMurray, Maxwell, Braud, Hennesy and Rodgers and the Tractor Supply Company Employee 401(k) Retirement Plan (the "401(k) Plan") are c/o the Company, 320 Plus Park Blvd., Nashville, Tennessee 37127, the address of The Northwestern Mutual Life Insurance Company is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, and the address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.
(b) Shares of Common Stock owned by Mr. Pearson and the directors and executive officers as a group include approximately 667 and 2,500 shares of Common Stock, respectively, which are beneficially owned pursuant to options granted under the Company's 1994 Stock Option Plan, because they will have the right to acquire beneficial ownership of the shares of Common Stock relating thereto within 60 days after January 31, 1997.
(c) Shares of Common Stock owned by Messrs. Scarlett, Newkirk, Flood, Pearson, Maxwell, and the directors and executive officers as a group exclude approximately 24,494, 23,048, 19,782, 10,784, 20,888 and 116,275 shares of
    Common Stock, respectively, allocated to their respective 401(k) Plan accounts, with respect to which such directors and executive officers do not have investment or voting power and disclaim beneficial ownership.
(d) Includes 100,000 shares owned by Mr. Scarlett's wife with respect to which Mrs. Scarlett has investment and voting power and Mr. Scarlett disclaims beneficial ownership.
(e) Includes 451,123 shares owned jointly by Mr. Newkirk's wife with respect to which Mrs. Newkirk has shared investment and voting power, 2,749 shares owned by one of Mr. Newkirk's daughters with respect to which such daughter has investment and voting power, and 1,980 shares owned by Mr. Newkirk's other daughter pursuant to a uniform gift to minors' account and with respect to which Mr. Newkirk is the custodian. Mr. Newkirk disclaims beneficial ownership of the shares held by or for the benefit of his daughters.
(f) Includes 100,000 shares owned by Mr. Flood's wife with respect to which Mrs. Flood has investment and voting power and Mr. Flood disclaims beneficial ownership.
(g) Includes 218,992 shares owned by Mr. Maxwell's wife with respect to which Mrs. Maxwell has investment and voting power and Mr. Maxwell disclaims beneficial ownership, 3,200 shares owned by Mr. Maxwell's son with respect to which such son has investment and voting power and Mr. Maxwell disclaims beneficial ownership and 8,875 shares owned by Mr. Maxwell's daughter with respect to which such daughter has investment and voting power and Mr. Maxwell disclaims beneficial ownership.
(h) Includes the shares described in footnote (c) above.
(i) Includes 1,000 shares owned by Mr. Hennesy's wife with respect to which Mrs. Hennesy has investment and voting power and Mr. Hennesy disclaims beneficial ownership and 1,000 shares owned by one of Mr. Hennesy's sons with respect to which such son has investment and voting power and Mr. Hennesy disclaims beneficial ownership.
(j) Does not include 120 shares owned by Mr. Hennesy's wife (with respect to which Mr. Hennesy disclaims beneficial ownership) or 143 shares owned by certain relatives or other persons to whom he has transferred shares.

                  RATIFICATION OF REAPPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

         The Board has reappointed Price Waterhouse LLP as the firm of independent certified public accountants to audit the financial statements of the Company for the fiscal year ending December 27, 1997. Price Waterhouse LLP has served as independent auditors for the Company since 1983. At the Annual Meeting, the stockholders are being asked to ratify the reappointment of Price Waterhouse LLP as the Company's independent auditors for fiscal 1997. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

         Representatives of Price Waterhouse LLP have been invited to and are expected to attend the Annual Meeting, will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions from stockholders.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE PROPOSAL TO RATIFY OF THE REAPPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 27, 1997.

                             STOCKHOLDER PROPOSALS

         Stockholders who desire to submit to the Company proposals for inclusion in the Company's proxy materials for the 1998 Annual Meeting of Stockholders must submit such proposals to the Secretary of the Company by November 15, 1997.

                                 OTHER MATTERS

         The Board does not intend to present any business at the Annual Meeting other than the items stated in the "Notice of Annual Meeting of Stockholders" and knows of no other business to be presented for action at the meeting. If, however, any other business should properly come before the meeting or any continuations or adjournments thereof, it is intended that the enclosed proxy will be voted with respect thereto in accordance with the best judgment and discretion of the persons named in the proxy.

         In addition to solicitation by mail, proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telecopy or telegram. The costs of such solicitation will be borne by the Company. The Company will also make arrangements with brokerage houses, custodians and other nominees to send proxy materials to the beneficial owners of shares of the Company's Common Stock held in their names, and the Company will reimburse them for their related postage and clerical expenses.

                           AVAILABILITY OF FORM 10-K
                       AND ANNUAL REPORT TO STOCKHOLDERS

         Copies of the Company's Annual Report to Stockholders for the fiscal year ended December 28, 1996, which includes certain audited financial information about the Company, are currently being mailed to stockholders together with this Proxy Statement. Additional copies of such Annual Report, along with copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 28, 1996, as filed with the Securities and Exchange Commission (exclusive of documents incorporated therein by reference), are available without charge to stockholders upon written request to the Company's investor relations firm, Corporate Communications, Inc., 523 Third Avenue South, Nashville, Tennessee 37210.

                                                                         ANNEX A


                             TRACTOR SUPPLY COMPANY

                       1996 ASSOCIATE STOCK PURCHASE PLAN


                 Tractor Supply Company (the "Company") does hereby establish its 1996 Associate Stock Purchase Plan (the "Plan") as follows:

1.       PURPOSE

                 The purpose of the Plan is to provide associates of the Company and its subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.       DEFINITIONS

                 (a) "Associate" shall mean any person who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or any Subsidiary of the Company.

                 (b) "Board" shall mean the Board of Directors of the Company and any committee of the Board appointed pursuant to Section 13 hereof.

                 (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 (d) "Common Stock" shall mean the Common Stock, $.008 par value per share, of the Company.

                 (e) "Company" shall mean Tractor Supply Company, a Delaware corporation.

                 (f) "Compensation" shall mean all regular straight time earnings and all payments for overtime, shift premium, incentive compensation, bonuses, payments in lieu of vacation or sick leave, and commissions, in each case before any deductions required by law or authorized by the Employee, including, without limitation, pursuant to any deferred compensation arrangement. Compensation does not include any other cash payment or employee benefit, including, without limitation, severance payments, payments by the Company of social security, worker's compensation, unemployment compensation, any disability payments or other payments required by statute, and any payments or contributions by the Company for insurance or other employee benefit plans.

                 (g) "Continuous Status as an Associate" shall mean the absence of any interruption or termination of service as an Associate. Continuous Status as an Associate shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company or any Subsidiary of the Company, provided either that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                 (h) "Enrollment Date" shall mean the first day of each Offering Period.

                                                                         ANNEX A



                 (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                 (j) "Exercise Date" shall mean the last day of an Offering Period.

                 (k) "Fair Market Value" of a share of Common Stock on any date shall mean an amount determined by the Board on such basis as it, acting in good faith, shall deem appropriate; provided, however, that (i) in the event the Common Stock is then quoted on the Nasdaq National Market, the Fair Market Value of a share of Common Stock on any date shall mean the closing price of a share of Common Stock on the Nasdaq National Market on such date, (ii) in the event the Common Stock is then traded over the counter but is not quoted on the Nasdaq National Market, the Fair Market Value of a share of Common Stock on any date shall mean the average of the closing bid and asked prices on such date, and (iii) in the event the Common Stock is then listed on any stock exchange, the Fair Market Value of a share of Common Stock on any date shall mean the closing price on the principal such exchange on such date. Whenever possible, the determination of Fair Market Value shall be based on the prices reported in The Wall Street Journal. In the event that a closing price, or bid or asked price, is not available for a particular date, the Fair Market Value of a share of Common Stock of the Company on such date shall be the Fair Market Value of a share of Common Stock of the Company on the last business day prior to such date for which a closing price, or bid and asked price, is available.

                 (l) "Offering Period" shall mean each period during which an Associate may acquire shares of Common Stock under the Plan as provided in
Section 4 hereof.

                 (m) "Parent" of the Company shall mean, at the time of the granting of any option under the Plan, any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations in such unbroken chain (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such unbroken chain.

                 (n)      "Plan" shall mean this 1996 Associate Stock Purchase
Plan.

                 (o) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                 (p) "Subsidiary" of the Company shall mean, at the time of the granting of any option under the Plan, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations in such unbroken chain (other than the last such corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such unbroken chain.

3.       ELIGIBILITY

                 (a) Any Associate who is employed by the Company or any Subsidiary of the Company on a given Enrollment Date shall be eligible to participate in the Plan, subject to any limitations imposed by Section 423(b) of the Code.

                 (b) Any provisions of the Plan to the contrary notwithstanding, no Associate shall be granted an option under the Plan (i) if, immediately after the grant, such Associate (or any other person whose stock would be attributed to such Associate pursuant to Section 424(d) of the Code) would own stock or hold outstanding options to purchase stock possessing in the aggregate five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company (or of any Parent or Subsidiary of the Company), or (ii) which permits such Associate's rights to purchase stock under all employee stock purchase plans of the Company (and under all employee stock purchase plans maintained by any Parent or Subsidiary of the Company) to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of Fair Market Value of such stock

(determined at the time such option is granted) for each calendar year in which such option is outstanding. For this purpose, a right to purchase stock accrues when it first becomes exercisable during the calendar year.

4.       OFFERING PERIODS

                 The Plan shall be implemented by consecutive three (3) month Offering Periods with a new Offering Period commencing on January 1, April 1, July 1 and October 1 of each year, commencing October 1, 1996, or as otherwise determined by the Board, and continuing thereafter until the Plan is terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods with respect to future offerings.

5.       PARTICIPATION

                 (a) An eligible Associate may become a participant in the Plan for any Offering Period by completing a subscription agreement authorizing payroll deductions on the form provided by the Company and filing it with the Company's Payroll Department during normal business hours at least fifteen days prior to the applicable Enrollment Date. Once enrolled, a participant will continue to participate in the Plan for each succeeding Offering Period until the withdrawal of the participant from the Plan in accordance with Section 10 hereof.

                 (b) Payroll deductions for a participant shall commence on the first payroll date coinciding with or following the Enrollment Date for each Offering Period and shall end on the last payroll date in each Offering Period until the withdrawal of the participant in accordance with Section 10 hereof.

6.       PAYROLL DEDUCTIONS

                 (a) At the time a participant files his or her subscription agreement, the participant shall elect to have payroll deductions made on each payroll date during each Offering Period. A participant may authorize payroll deductions in a fixed dollar amount or fixed percentage of Compensation per payroll date, subject to Section 3(b) hereof and any minimum or other limitation specified by the Board.

                 (b) All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

                 (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, may reduce the rate of his or her payroll deductions by delivery of written notice to the Payroll Department at least fifteen days prior to the payroll date for which such reduction is to be effective and may increase (subject to any limitations adopted by the Board pursuant to Section 6(a) hereof) the rate of his or her payroll deductions effective as of the Enrollment Date of the next Offering Period by completing a new subscription agreement and filing it with the Company at least fifteen days prior to such Enrollment Date.

                 (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b) hereof, a participant's payroll deductions may be decreased to 0% during any Offering Period at such time as the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Periods ending within the same calendar year under the Plan (and under any other employee stock purchase plan maintained by the Company, or any Parent or Subsidiary of the Company) equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless the participant's participation in the Plan is sooner terminated pursuant to Section 10 hereof.

7.       GRANT OF OPTION

                 (a) On the Enrollment Date of each Offering Period, each eligible Associate participating in such Offering Period shall be deemed to have been granted an option to purchase on the Exercise Date for such Offering Period up to the number of full shares of the Company's Common Stock determined by dividing such Associate's payroll deductions accumulated during such Offering Period by the applicable option price per share for such Offering Period.

                 (b) The option price per share of Common Stock in a given Offering Period shall be the lower of: (i) 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date for such Offering Period; and (ii) 85% of the Fair Market Value of a share of Common Stock of the Company on the Exercise Date for such Offering Period.

8.       EXERCISE OF OPTION

                 Unless a participant withdraws from the Plan as provided in
Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of each Offering Period, and the maximum number of full shares subject to such option will be purchased for the participant at the applicable option price with the accumulated payroll deductions in his or her account. A participant's option to purchase shares hereunder is exercisable only by the participant during his or her lifetime. Any amount remaining in the participant's account after an Exercise Date as a result of being insufficient to purchase a full share of Common Stock shall be held in the participant's account until the Exercise Date in the next Offering Period or the earlier withdrawal of the participant from the Plan pursuant to
Section 10 hereof.

9.       DELIVERY

                 Shares of Common Stock purchased on any Exercise Date shall be delivered to a broker designated by the Board to hold shares for the benefit of participants in the Plan. Such shares shall be delivered as physical certificates or by means of a book entry system as determined by the Board from time to time. Although a participant may direct the broker to sell such shares at any time (subject to the restrictions of Section 15 hereof and applicable securities laws), the shares otherwise must be held in an account with the broker designated by the Board until 24 months after the Enrollment Date of the Offering Period during which the shares were purchased. Following such 24-month period, a participant may transfer his or her shares to another broker or to any other person but all costs incident to such transfer shall be paid by the participant.

10.      WITHDRAWAL; TERMINATION OF EMPLOYMENT

                 (a) A participant may withdraw all but not less than all of the payroll deductions credited to his or her account under the Plan at any time prior to the Exercise Date of any Offering Period by giving written notice to the Company. All of the participant's payroll deductions credited to his or her account will be paid to the participant promptly after receipt of the participant's notice of withdrawal and the participant's participation in the Plan will be automatically terminated, and no further payroll deductions for the purchase of shares will be made. Payroll deductions will not resume on behalf of a participant who has withdrawn from the Plan unless a new subscription agreement is delivered to the Company at least fifteen days prior to the Enrollment Date for any succeeding Offering Period directing the Company to resume payroll deductions.

                 (b) Upon termination of a participant's Continuous Status as an Associate prior to the Exercise Date of an Offering Period for any reason, including retirement, death or the failure to be customarily employed for at least twenty (20) hours per week and more than five (5) months per calendar year, the payroll deductions credited to the participant's account will be returned to the participant or, in the case of death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated.

11.      INTEREST

                 No interest shall accrue on the payroll deductions of a participant in the Plan.

12.      STOCK

                 (a) Subject to the approval of an increase in the number of authorized shares of the Company's Common Stock by the stockholders of the Company, the maximum number of shares of the Company's Common Stock that shall be made available for sale under the Plan shall be 1,000,000 shares. Until such time as the stockholders of the Company have approved an increase in the number of authorized shares of the Company's Common Stock, the maximum number of shares of the Company's Common Stock that shall be made available for sale under the Plan shall be 500,000 shares. The number of shares of the Company's Common Stock that shall be made available for sale under the Plan shall be subject to certain adjustments upon changes in capitalization of the Company as provided in Section 18 hereof. The shares of Common Stock sold under the Plan may be authorized but unissued shares, reacquired shares held in treasury or shares purchased on the open market. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                 (b) A participant will have no interest or voting right in shares of Common Stock covered by the participant's option until such option has been exercised.

                 (c) Shares sold to a participant under the Plan will be registered in the name of the participant or in the name of the participant and the participant's spouse.

13.      ADMINISTRATION

                 The Plan shall be administered by the Board or a committee appointed by the Board. The administration, interpretation and application of the Plan by the Board and its committee shall be final, conclusive and binding upon all participants. Members of the Board who are eligible Associates are permitted to participate in the Plan, provided that:

                 (a) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan; and

                 (b) If a committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the committee.

14.      DESIGNATION OF BENEFICIARY

                 (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash from the participant's account under the Plan in the event of such participant's death with the Company's Payroll Department.

                 (b) Such designation of beneficiary may be changed by the participant at any time by written notice to the Company's Payroll Department. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver any shares and cash in the participant's account to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.      TRANSFERABILITY

                 Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10 hereof.

16.      USE OF FUNDS

                 All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17.      REPORTS

                 Individual accounts will be maintained for each participant in the Plan. A statement of account will be given to each participant quarterly promptly following each Exercise Date, which statement will set forth the amount of payroll deductions for the preceding Offering Period, the per share option price in effect and the number of shares purchased on such Exercise Date, and the remaining cash balance, if any.

18.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

                 (a) Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of outstanding Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option under the Plan.

                 (b) In the event of the proposed dissolution or liquidation of the Company, any then current Offering Period will terminate immediately prior to the consummation of such proposed action unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation, or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion, that each participant shall have the right to exercise any unexercised option in lieu of such assumption or substitution. If the Board makes any unexercised options fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant that such participant's unexercised option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and such option will terminate upon the expiration of such period.

                 (c) The Board, if it so determines in the exercise of its sole discretion, may also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19.      AMENDMENT OR TERMINATION

                 The Board may at any time terminate or amend the Plan. No such termination shall affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant, nor may an amendment be made without the approval of the stockholders of the Company if such amendment would:

                 (a) Increase the number of shares that may be issued under the Plan (except any increase adopted pursuant to Section 18(a) hereof); or

                 (b) Modify the requirements concerning which associates (or class of associates) are eligible for participation in the Plan.

20.      NOTICES

                 All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.      STOCKHOLDER APPROVAL

                 (a) Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve months after the date the Plan was adopted. If such stockholder approval is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present or represented and entitled to vote thereon, which approval shall be:

                 (i) Solicited substantially in accordance with Section 14(a) of the Exchange Act; or

                 (ii) Solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished.

                 (b) In the case of approval by written consent, it must be obtained by the unanimous written consent of all stockholders of the Company.

22.      INCOME TAX CONSEQUENCES

                 The Plan is designed to qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. Under Section 423 of the Code, a participant will not realize taxable income at the time the participant purchases stock under the Plan. However, a participant may be deemed to receive compensation taxable as ordinary income in the year in which the participant disposes of the stock or dies while holding the stock.

                 The rules applicable to the disposition of stock vary depending upon whether or not the disposition constitutes a "disqualifying disposition" (i.e., a disposition within two years after the Enrollment Date of the Offering Period during which the disposed of stock was purchased).

                 If a participant makes a disqualifying disposition, the participant will be deemed to receive compensation taxable as ordinary income in an amount equal to the excess of the value of the stock on the Exercise

Date on which it was purchased over the amount paid for the stock, regardless of whether the proceeds of the disposition exceed the participant's purchase price. In such case, the participant's cost basis for the stock would be correspondingly increased by the amount recognized as compensation by the participant. The Company, at the time a disqualifying disposition is made, will collect from the participant the federal income tax withholding due on the additional compensation. The participant's capital gain or loss on the disqualifying disposition itself will be the difference between the participant's basis so adjusted and the proceeds of the disqualifying disposition.

                 If a participant should sell stock at a profit and the sale is not a disqualifying disposition, the participant would recognize as compensation taxable as ordinary income an amount equal to the lesser of (i) the excess of the Fair Market Value of the stock on the date of disposition over the participant's purchase price, or (ii) the "applicable discount" (for purposes of the Plan, 15%) applied to the Fair Market Value of the stock on the Enrollment Date of the Offering Period during which the stock was purchased. Any profit in excess of the amount recognized as compensation would be treated as capital gain. If the sale is at a loss and is not a disqualifying disposition, the difference between the participant's purchase price and the proceeds of the sale would be a capital loss.

                 If a participant dies at any time while holding the stock, the participant would be deemed to have received compensation taxable as ordinary income in the year of his or her death in an amount equal to the smaller of (i) the applicable discount applied to the Fair Market Value of the stock on the Enrollment Date of the Offering Period during which the stock was purchased, or
(ii) the excess, if any, of the Fair Market Value of the stock on the date of death over the participant's purchase price.

                 INDIVIDUAL TAX IMPLICATIONS ATTENDANT TO PARTICIPATION IN THE PLAN ARE THE SOLE RESPONSIBILITY OF THE INDIVIDUAL PARTICIPANT. THE BRIEF DISCUSSION OF FEDERAL TAX CONSEQUENCES PROVIDED ABOVE IS NOT EXHAUSTIVE.
PLEASE NOTE THAT THE LAW MAY CHANGE AND SPECIAL RULES ARE PROVIDED WITH RESPECT TO SITUATIONS NOT SPECIFICALLY DISCUSSED HEREIN.

                 THE COMPANY STRONGLY RECOMMENDS THAT EACH PARTICIPANT CONSULT WITH A TAX ADVISOR PRIOR TO COMMENCING ANY TRANSACTION HEREUNDER.

23.      NO EMPLOYMENT RIGHTS

                 Participation in the Plan will not impose any obligations upon the Company to continue the employment of any participant for any specific period and will not affect the right of the Company to terminate any participant's employment at any time, with or without cause.

24.      CONDITIONS UPON ISSUANCE OF SHARES

                 (a) Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic and foreign, including, without limitation, the Securities Act, the Exchange Act and the requirements of the Nasdaq National Market or any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                 (b) As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

                                                                      Appendix A


                                                                PRELIMINARY COPY



                             TRACTOR SUPPLY COMPANY
P
R
O
X
Y

                         ANNUAL MEETING OF STOCKHOLDERS
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         THE UNDERSIGNED HEREBY APPOINTS THOMAS O. FLOOD AND MICHAEL J. KINCAID AND EACH OF THEM (WITH POWER OF SUBSTITUTION) PROXIES OF THE UNDERSIGNED TO REPRESENT AND VOTE, AS DESIGNATED ON THE REVERSE SIDE, ALL SHARES OF COMMON STOCK, PAR VALUE $.008 PER SHARE ("COMMON STOCK"), OF TRACTOR SUPPLY COMPANY (THE "COMPANY") WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 24, 1997 AND AT ANY ADJOURNMENT THEREOF.




                                                                  SEE REVERSE
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SIDE

--------------------------------------------------------------------------------

         PLEASE MARK
 [ X ]   VOTES AS IN
         THIS EXAMPLE.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, 4 AND 5. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3, 4 AND 5.


1.   ELECTION OF THREE CLASS III DIRECTORS FOR THREE YEAR TERMS
     ENDING AT THE 2000 ANNUAL MEETING OF STOCKHOLDERS.

NOMINEES FOR CLASS III DIRECTORS:         JOSEPH H. SCARLETT, JR.
                                          GERALD E. NEWKIRK
                                          S.P. BRAUD
                           FOR ALL              WITHHOLD ALL
                            [  ]                   [  ]



[  ]
--------------------------------------
FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

                                             FOR    AGAINST  ABSTAIN
2.   APPROVAL OF THE COMPANY'S 1996          [ ]      [  ]    [  ]
     ASSOCIATE STOCK PURCHASE PLAN.


                                             FOR    AGAINST  ABSTAIN
3.   APPROVAL OF AN AMENDMENT TO THE         [ ]      [  ]    [  ]
     COMPANY'S 1994 STOCK OPTION PLAN TO
     INCREASE THE NUMBER OF SHARES OF
     COMMON STOCK RESERVED FOR ISSUANCE
     THEREUNDER FROM 250,000 TO 1,000,000.

                                             FOR    AGAINST  ABSTAIN
4.   Approval of an amendment to the         [ ]      [  ]    [  ]
     Company's Restated CERTIFICATE OF
     INCORPORATION, AS AMENDED, TO INCREASE
     THE NUMBER OF AUTHORIZED SHARES OF
     COMMON STOCK FROM 9,500,000 TO
     100,000,000.
                                             FOR    AGAINST  ABSTAIN
5.   RATIFICATION OF THE REAPPOINTMENT OF    [ ]      [  ]    [  ]
     PRICE WATERHOUSE LLP AS INDEPENDENT
     CERTIFIED PUBLIC ACCOUNTANTS FOR THE
     FISCAL YEAR ENDING DECEMBER 27, 1997.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.



                                                         MARK HERE
                                                        FOR ADDRESS   [  ]
                                                         CHANGE AND
                                                        NOTE AT LEFT


IMPORTANT: PLEASE DATE AND SIGN AS YOUR NAME APPEARS AT LEFT AND RETURN IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., PLEASE GIVE FULL TITLE AS SUCH. IF THE STOCKHOLDER IS A CORPORATION, THIS PROXY SHOULD BE SIGNED IN THE FULL CORPORATION NAME BY A DULY AUTHORIZED OFFICER WHOSE TITLE IS STATED.


SIGNATURE:                                          DATE
          ---------------------------------------       ------------------------

SIGNATURE:                                          DATE
          ---------------------------------------       ------------------------

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